SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): October 7, 2003


                            Group 1 Automotive, Inc.
             (Exact name of Registrant as specified in its charter)







           Delaware                        1-13461                76-0506313
(State or other jurisdiction of   (Commission File Number)     (I.R.S. Employer
incorporation or organization)                               Identification No.)




                            950 Echo Lane, Suite 100
                              Houston, Texas 77024
               (Address of principal executive offices) (Zip code)

                                 (713) 647-5700
               (Registrant's telephone number including area code)

Item 9.  Regulation FD Disclosure

     On October 7, 2003, Group 1 Automotive, Inc., a Delaware corporation, announced plans to conduct a conference call following the release of financial results for the third quarter ended September 30, 2003. The text of the press release is set forth below:

NEWS RELEASE                                              GROUP 1 AUTOMOTIVE INC

                                    950 Echo Lane, Suite 100, Houston, TX  77024
AT GROUP 1:             Chairman, President and CEO   B.B. Hollingsworth, Jr. (713) 647-5700
                        EVP, CFO and Treasurer        Scott L. Thompson       (713) 647-5700
                        Manager, Investor Relations   Kim Paper               (713) 647-5700

AT Fleishman-Hillard:   Investors/Media               Russell A. Johnson      (713) 513-9515



FOR IMMEDIATE RELEASE
TUESDAY, OCT. 7, 2003

                     GROUP 1 AUTOMOTIVE ANNOUNCES WEBCAST OF
                           2003 THIRD-QUARTER RESULTS

HOUSTON, Oct. 7, 2003--Group 1 Automotive, Inc. (NYSE: GPI), a Fortune 500 specialty retailer, today announced it plans to conduct a conference call following the release of financial results for the third quarter ended Sept. 30, 2003. B.B. Hollingsworth Jr., Group 1's chairman, president and chief executive officer, and Scott L. Thompson, executive vice president, chief financial officer and treasurer, will host the conference call on Thursday, Oct. 30, 2003, at 11 a.m. EST following the release of the company's financial results prior to the market open.

The conference call will be simulcast live on the Internet and can be accessed by logging onto www.vcall.com, or www.group1auto.com. A replay will be available at these sites for 30 days.

A telephonic replay will be available following the call through Nov. 30, 2003 by dialing: 800-405-2236 (domestic) or 303-590-3000 (international), passcode:
554842#.


About Group 1 Automotive, Inc.

Group 1 currently owns 71 automotive dealerships comprised of 112 franchises, 29 brands, and 25 collision service centers located in California, Colorado, Florida, Georgia, Louisiana, Massachusetts, New Mexico, Oklahoma and Texas. Through its dealerships and Internet sites, the Company sells new and used cars and light trucks; arranges related financing, vehicle service and insurance contracts; provides maintenance and repair services; and sells replacement parts.

   Group 1 Automotive can be reached on the Internet at www.group1auto.com

     In accordance with General Instruction B.2. of Form 8-K, the information contained in this report shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                Group 1 Automotive, Inc.



   October 8, 2003              By:  /s/Scott L. Thompson
-------------------------          ---------------------------------------------
         Date                      Scott L. Thompson, Executive Vice President,
                                   Chief Financial Officer and Treasurer